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                                                                   EXHIBIT 10.10


                             AMENDMENT NO. 1 TO THE
                                 LOAN DOCUMENTS


                                                  Dated as of March 31, 2006

          AMENDMENT NO. 1 TO THE LOAN DOCUMENTS among TD Ameritrade Holding Corporation (formerly, Ameritrade Holding Corporation), a Delaware corporation (the "Borrower"), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "Lenders") and Citicorp North America, Inc., as administrative agent (the "Agent") for the Lenders.

          PRELIMINARY STATEMENTS:

          (1) The Borrower, the Guarantors, the Lenders and the Agent have entered into a Credit Agreement dated as of January 23, 2006 (the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

          (2) The Borrower has requested that the Loan Documents be amended as hereinafter set forth.

          (3) The Required Lenders are, on the terms and conditions stated below, willing to grant the request of the Borrower and the Borrower and the Required Lenders have agreed to amend the Loan Documents as hereinafter set forth.

          SECTION 1. Amendments to Loan Documents. The Loan Documents are, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

          (a) The definition of "Cash Equivalents" in Section 1.01 of the Credit Agreement is hereby amended by adding immediately after "auction rate securities or similar securities with a rating of AA" therein the new language "or better".

          (b) The definition of "Excess Cash Flow" in Section 1.01 of the Credit Agreement is hereby amended by substituting a semi-colon (";") for the period at the end of clause (vii) and inserting at the end thereof the following new proviso:

     "provided that for the avoidance of doubt, "Excess Cash Flow" for the Fiscal Year ending September 29, 2006 shall be calculated for the period commencing on the date of this Agreement through and including September 29, 2006."

          (c) The definition of "Guarantors" in Section 1.01 of the Credit Agreement is hereby amended by adding at the end thereof "and each other Subsidiary of the Borrower that shall have executed and delivered a Guaranty Supplement".

          (d) The definition of "Guaranty" in Section 1.01 of the Credit Agreement is hereby amended by adding immediately after "pursuant to Section 5.01(i)" therein the new language "and each Guaranty Supplement".

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                                       2

          (e) Section 5.02(f)(i) of the Credit Agreement is amended by deleting "and" immediately before clause (D) thereof and by adding a new clause (E) at the end thereof to read as follows:

          "and (E) in connection with any restructuring of the Broker-Dealer Subsidiaries, after any Loan Party has received any assets or other distributions from a Subsidiary that is not a Loan Party, in the same transaction or series of transactions with such receipt of assets or other distributions, Investments of such assets or such other distributions so received by such Loan Party in any other Subsidiary that is not a Loan Party."

          (f) Section 5.02(g)(iii) of the Credit Agreement is amended in full to read as follows:

          "(iii) any Subsidiary of the Borrower may (A) declare and pay cash dividends ratably with respect to its Equity Interests and (B) make distributions of assets, liabilities, Equity Interests or securities to the Borrower or any of its Subsidiaries;"

          (g) Part I of Schedule I to the Security Agreement Supplement executed and delivered on January 24, 2006 by TD Waterhouse Group, Inc. (the "TD Security Agreement Supplement") is amended by deleting in its entirety row number five that describes Equity Interests issued by TD Waterhouse Canadian Call Center Inc.

          SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the date first above written when, and only when, the Agent shall have received counterparts of this Amendment executed by the Borrower and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment and the consent attached hereto (the "Consent") executed by each Guarantor. This Amendment is subject to the provisions of Section 9.01 of the Credit Agreement.

          SECTION 3. Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

               (a) Upon the effectiveness of this Amendment and after giving effect hereto, the representations and warranties set forth in Section 4.01(a) of the Credit Agreement are true and correct in all material respects.

               (b) The execution, delivery and performance by each Loan Party of this Amendment, the Consent and the Loan Documents, as amended hereby, to which it is or is to be a party are within such Loan Party's corporate, limited liability company or limited partnership (as applicable) powers, have been duly authorized by all necessary corporate, limited liability company or limited partnership (as applicable) action and do not (i) contravene such Loan Party's charter, by-laws, limited liability company agreement, partnership agreement or other constituent documents, (ii) violate any law, rule, regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default or require any payment to be made under, any loan agreement, indenture, mortgage, deed of trust, material lease or other material contract or instrument binding on or affecting any Loan Party, any of its Subsidiaries or any of their properties or (iv) except for the Liens created under the Loan Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries.


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                                       3

               (c) No Governmental Authorization, and no notice to or filing with, any Governmental Authority or any other third party is required for the due execution, delivery or performance by any Loan Party of this Amendment, the Consent or any of the Loan Documents, as amended hereby, to which it is or is to be a party, except for (A) such authorizations, approvals, actions, notices and filings as may be required in connection with the disposal of Collateral pursuant to any agreement giving rise to a Lien permitted under Section 5.02(a) of the Credit Agreement and (B) with respect to the exercise of any remedies with respect to, or any other transfer of, the Equity Interests of any Broker-Dealer Subsidiary, giving all necessary notices to third parties and obtaining all necessary Governmental Authorizations in connection with such exercise of remedies or transfer including, without limitation, to the extent required under NASD Rule 1017.

               (d) This Amendment and the Consent have been duly executed and delivered by the Borrower and each Guarantor, respectively. This Amendment, the Consent and each of the other Loan Documents, as amended hereby, to which any Loan Party is a party are legal, valid and binding obligations of such Loan Party, enforceable against such Loan Party in accordance with their respective terms subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

          SECTION 4. Reference to and Effect on the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in each of the Credit Agreement, the Security Agreement and the TD Security Agreement Supplement (collectively, the "Amended Loan Documents") to "this Agreement", "hereunder", "hereof" or words of like import referring to such Amended Loan Document, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "the Security Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement or the Security Agreement, shall mean and be a reference to the Credit Agreement or the Security Agreement, as the case may be, as amended by this Amendment.

          (b) Each Amended Loan Document, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          SECTION 5. Costs, Expenses. The Borrower agrees to pay, promptly following demand and presentation of invoices or other reasonably detailed statements specifying the costs so incurred, all reasonable out of pocket costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.

          SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the

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same agreement. Delivery of an executed counterpart of a signature page to this
Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                  [Remainder of Page Intentionally Left Blank]



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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                  TD AMERITRADE HOLDING CORPORATION

                                  By    /s/ JOHN R. MACDONALD
                                        -------------------------------------
                                        Title: John R. MacDonald
                                               Executive Vice President,
                                               Chief Financial Officer and
                                               Chief Administrative Officer

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                                  CITICORP NORTH AMERICA, INC.,
                                  as Agent and as Lender
                                  By    /s/ ROB ZIEMER
                                        -------------------------------------
                                        Title:  Rob Ziemer
                                                Vice President

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                                  CITICORP NORTH AMERICA, INC.
                                  ----------------------------
                                  [Please type or print legal  name of Lender]

                                  By    /s/ ROB ZIEMER
                                        -------------------------------------
                                        Title:  Rob Ziemer
                                                Vice President






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                                     CONSENT

                                                 Dated as of March 31, 2006

          Each of the undersigned, as Guarantor under the Guaranty referred to in the Credit Agreement dated as of January 23, 2006 (the "Credit Agreement") among TD Ameritrade Holding Corporation (formerly, Ameritrade Holding Corporation), the Guarantors named therein, the Lenders and agents named therein, and Citicorp North America, Inc., as administrative agent, hereby consents to the foregoing Amendment No. 1 to the Loan Documents (the "Amendment") and hereby confirms and agrees that (a) notwithstanding the effectiveness of the Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of the Amendment, each reference in the Guaranty to the "Credit Agreement", the "Security Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement or the Security Agreement shall mean and be a reference to the Credit Agreement or the Security Agreement, as the case may be, as amended by the Amendment, and (b) the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

                             AMERITRADE ONLINE HOLDINGS CORP.

                             By       /s/ JOHN R. MACDONALD
                                      --------------------------------------
                             Title:   John R. MacDonald,
                                      Treasurer


                             AMERITRADE IP COMPANY, INC.

                             By       /s/ JOHN R. MACDONALD
                                      --------------------------------------
                             Title:   John R. MacDonald
                                      Vice President and Chief Financial Officer


                             AMERITRADE SERVICES COMPANY, INC.

                             By       /s/ JOHN R. MACDONALD
                                      --------------------------------------
                             Title:   John R. MacDonald
                                      CEO, President, and Executive VP


                             DATEK ONLINE HOLDINGS CORP.

                             By       /s/ JOHN R. MACDONALD
                                      --------------------------------------
                             Title:   John R. MacDonald
                                      Treasurer


                             THINKTECH, INC.

                             By       /s/ JOHN R. MACDONALD
                                      --------------------------------------
                             Title:   John R. MacDonald
                                      Treasurer


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                             TD WATERHOUSE GROUP, inc.

                             By       /s/ T. CHRISTIAN ARMSTRONG
                                      --------------------------------------
                             Title:   T. Christian Armstrong
                                      Chairman, President, CEO-U.S.